EXHIBIT 10.3

Amended and Restated Agreement

by and among

Altair Nanomaterials, Inc.,

Spectrum Pharmaceuticals, Inc.

and

Altair Nanotechnologies, Inc.
(only with respect to Sections 5.1,9.2, and 9.3)

Amended and Restated Agreement

This Amended and Restated Agreement, dated as of August 4, 2009 (the “Execution Date”), is entered into by and between:

Altair Nanomaterials, Inc. (hereinafter “Altair”), a Nevada corporation with principal offices at 204 Edison Way, Reno, Nevada 89502; Spectrum Pharmaceuticals, Inc. (hereinafter “Spectrum”), a Delaware corporation with principal offices at 157 Technology Drive, Irvine California 92618; and (only with respect to Sections 5.1, 9.2, and 9.3) Altair Nanotechnologies, Inc., a Canada corporation with principal offices at 204 Edison Way, Reno, Nevada 89502.

RECITALS

WHEREAS, Altair is the owner of Patents, Know-How, Trade Secrets and Trademarks (each, as defined below) relating to Compounds (as defined below);

WHEREAS, Altair, Altair Nanotechnologies, Inc. and Spectrum are parties to a License Agreement dated as of January 28, 2005 (the “License Agreement”) pursuant to which Spectrum obtained from Altair, and Altair granted to Spectrum, the rights set forth therein, including a license under Altair’s Patents, Know-How, Trade Secrets and Trademarks (as defined below), and any Improvements to develop and commercialize one or more Compounds and/or Products (as defined below);

WHEREAS, Altair, Altair Nanotechnologies, Inc. and Spectrum are parties to a Settlement Agreement dated as of June 6, 2006 (the “Settlement Agreement”) pursuant to which the Parties resolved a dispute under the License Agreement; and

WHEREAS, Altair, Altair Nanotechnology, Inc. and Spectrum desire to amend and restate in its entirety the License Agreement on the terms and conditions set forth herein in order for Spectrum to obtain from Altair, and Altair to grant to Spectrum, inter alia, an assignment of Altair’s Patents, Know-How, Trade Secrets and Trademarks.

NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements set forth below, Altair and Spectrum (individually referred to as “Party” and collectively as “Parties”) hereby agree as follows:

ARTICLE 1.
DEFINITIONS

Except as otherwise expressly provided herein or unless the context otherwise requires: (a) the use of the term “including” shall mean “including but not limited to”; (b) the words “herein”, “hereof”, “hereunder” and other words of similar import refer to this Agreement as a whole, and not to any particular provision; (c) the use of the phrase “by Spectrum” shall mean “by Spectrum (and/or on behalf of Spectrum),” and the use of the phrase “by Altair” shall mean “by Altair (and/or on behalf of Altair)”; and (d) the following initially capitalized terms in this Agreement, whether used in the singular or plural, shall have the following meanings:

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1.1 “Affiliate” of a Party shall mean any entity which directly or indirectly controls, is controlled by, or is under common control with a Party to this Agreement.  For purposes of this definition, “control” or “controlled” means ownership, directly or through one or more Affiliates, of more than fifty percent (50%) of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or more than fifty percent (50%) of the equity interests in the case of any other type of legal entity, status as a general partner in any partnership, or any other arrangement whereby a Party controls or has the right to control the Board of Directors or equivalent governing body of a corporation of other entity.

1.2 “Agreement” shall mean this Amended and Restated Agreement, including all exhibits attached hereto, all as may be respectively amended, modified or supplemented in writing by the Parties from time to time in accordance with the terms of this Agreement.

1.3 “Altair Indemnitees” is defined in Section 13.1.

1.4 “API” shall mean active pharmaceutical ingredient, and for purposes of this Agreement shall mean the Compound included in the Product for sale in the Field in the Territory.

1.5 “Claim” is defined in Section 13.1.

1.6 “Commercially Reasonable Efforts” shall mean the standard that a reasonable business person would use to develop, manufacture, market, sell and distribute, a product owned by it or to which it has rights, which is of similar market potential at a similar stage in its product life, taking into account, among other factors, the competitiveness of the marketplace, the proprietary position of the product and the profitability of the product.

1.7 “Combination Product” shall mean any Product that contains, in addition to any Compound, one or more clinically active pharmaceutical ingredients owned or controlled by a Third Party, and other than another Compound or any Improvement.

1.8 “Compound” shall mean, individually and collectively, the following chemical compounds: (a) lanthanum oxycarbonate 2-hydrate, including RenaZorb RZB 011, (b) lanthanum dioxycarbonate including RenaZorb RZB 012 and also known as RENALAN™, (c) the compounds known as RZB 013 and RZB 014, and (d) all intermediates, derivatives, improvements or related compounds of any of the foregoing developed by Altair prior to the Execution Date, and (e) any other compound or technology developed or under development by Altair as of the Execution Date or throughout the Term that is related to the contemplated or potential uses of the aforementioned chemical compounds.

1.9 “Confidential Information” shall mean any proprietary or confidential information of the Disclosing Party (except to the extent such information falls within an exception recited in Section 11.3, below) that is communicated in any way or form by the Disclosing Party to the Recipient, either prior to or after the Effective Date of this Agreement, and whether or not such information is identified as confidential.  Information that is not identified as confidential shall be deemed Confidential Information if the Recipient knows or reasonably should have known that the information communicated by the Disclosing Party is Confidential Information of the Disclosing Party. Information developed by one Party based on or derived from Confidential Information disclosed by the other Party shall be deemed Confidential Information of both Parties (and each Party shall be deemed the Disclosing Party of such Confidential Information). The terms and conditions of this Agreement shall be considered the Confidential Information of both Parties.

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1.10 “Current Market Price” shall mean the average of the reported closing sale prices on the principal securities market for Altair Nanotechnologies Inc.’s, or its successor’s, common shares for the *********** consecutive trading days immediately preceding and including the date of the milestone event.

1.11 “Disclosing Party” shall mean the Party making disclosure of or otherwise communicating its Confidential Information to the other Party.

1.12 “Dollars” or “$” shall mean the lawful currency of the United States.

1.13 “Effective Date” shall mean January 28, 2005.

1.14 “EMEA” shall mean the European Agency for the Evaluation of Medicinal Products.

1.15 “FDA” shall mean the United States Food and Drug Administration, or any successor entity thereto performing similar functions.

1.16 “Field" shall mean all uses.

1.17 “First Commercial Introduction” shall mean the first date upon which a Product is shipped for sale by Spectrum (or by an Affiliate or licensee of Spectrum) in the ordinary course of business to a Third Party in any country in the Territory, after Regulatory Approval.

1.18 “Force Majeure” is defined in Section 15.3.

1.19 “Heads” is defined in Section 14.1.

1.20 “Human Field” shall mean all human therapeutic and diagnostic uses.

1.21 “Human License Payments” shall mean any upfront, milestone and other payments (including any premiums paid in the purchase of securities, or other consideration) received by Spectrum or its Affiliates from any licensee under a license in the Human Field to the Assigned IP assigned to Spectrum under this Agreement, except for royalty payments based on net sales of Product in the Human Field.

1.22 “Improvement(s)” shall mean any and all inventions, discoveries, improvements, modifications, Product or pharmaceutical formulations, new indications, chemical processes, manufacturing processes, data (pre-clinical, clinical or otherwise), information, Trade Secrets and Know-How, whether or not patented or patentable, regarding Compound or Product, that are: (a) conceived or reduced to practice by either Party, its respective Affiliates or its respective licensees or their respective contractors after the Effective Date but prior to the Execution Date, and (c) related to a Compound or Product or to the manufacture or use of Compound or Product by either Party, its respective Affiliates or its respective licensees.

1.23 “Indemnified Party” is defined in Section 13.3.

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1.24 “Indemnifying Party” is defined in Section 13.3.

1.25 “Key Employees” shall mean up to five (5) of the existing employees of Altair identified by Spectrum and listed on Exhibit A hereto as of the Execution Date.

1.26  “Know-How” shall mean all data, results, information (technical and scientific), marketing reports, expertise, pre-clinical, clinical and manufacturing data regarding the Compounds and Products existing as of the Execution Date.

1.27 “Launch” or “Launched” shall mean the first date on which the Product is Detailed in a country in the Territory.  For the purposes of this Section 1.27, “Detailed” shall mean a sales presentation in the Territory to medical professionals by a sales representative acting on behalf of Spectrum, its Affiliate or licensee during which presentation the sales representative promotes the Product.

1.28  “Loss” is defined in Section 13.1.

1.29 “MHLW” shall mean the Ministry of Health and Labour and Welfare of Japan.

1.30 “NDA” shall mean a New Drug Application (as more fully described in 21 C.F.R. Part 314.5 et seq.), and all amendments and supplements (including NDAs) thereto, filed with the FDA in the United States, or the equivalent application filed with any equivalent Regulatory Authority in the Territory.

1.31 “Net Sales” shall mean the amount received by Spectrum, its Affiliates, its licensees or distributors on account of sales of a Product in the Human Field to Third Parties in the Territory, less the following deductions to the extent actually allowed or specifically allocated to the Product by the selling party using generally accepted accounting principles:

(i) sales and excise taxes and duties paid or allowed by the selling party and any other governmental charges (excluding income taxes) imposed upon the production, importation, use or sale of such Product;

(ii) customary trade, quantity and cash discounts allowed on Product;

(iii) allowances or credits to customers on account of rejection or return of Product or on account of retroactive price reductions affecting such Product;

(iv) freight and transit insurance costs, if they are included in the selling price for the Product invoiced to Third Parties, provided always that such deduction shall not be greater than the balance between the selling price actually invoiced to the Third Party and the standard selling price which would have been charged to such Third Party for such Product exclusive of freight and transit insurance in the respective country or in a comparable country.

For the avoidance of doubt, for each Product the Net Sales shall be calculated only once for the first sale of such Product by either Spectrum, its Affiliate, its licensees or its distributor, as the case may be, to a Third Party which is neither an Affiliate, licensees or distributor of Spectrum.  A sale of Products by Spectrum, its Affiliate, its licensees or its distributor to a wholesaler shall be regarded as the first sale of the Product for the purpose of calculating Net Sales.

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Such deductions, to be applicable, must in each case be related specifically to the Product and shall be actually allowed to or taken by Third Party purchasers and not otherwise recovered by or reimbursed from the Third Party purchasers to Spectrum, its Affiliates and/or its licensees.  No deductions shall be made for commissions paid to individuals whether they be with independent sales agencies or regularly employed by Spectrum, its Affiliates or its licensees and on their respective payrolls, or for cost of collections.

*******************************************************************************************************.  If Spectrum, its Affiliates or licensees receive non-monetary consideration, Altair shall be paid in cash for its share of the value of such consideration.

Net Sales shall not include the amount received on account of sales of a Product or of sales of a Product in a particular country for which the Term of this Agreement has expired.

With respect to sales of Combination Products, Net Sales of such Combination Products shall be calculated by multiplying the Net Sales (as described above with respect to Products) of the Combination Product by the fraction A/(A+B), where A is the average sale price of the Product when sold in finished form and B is the sum of the average sale price of each other clinically active pharmaceutical ingredient included in the Combination Product, when sold separately in finished form, in each case during the applicable royalty reporting period or, if sales of both the Product and the other clinically active pharmaceutical ingredients other than the Compound did not occur in such period, then in the most recent royalty reporting period in which sales of both occurred.  In the event that such average sale prices cannot be determined for both the Product and each other clinically active pharmaceutical ingredient included in the Combination Product, Net Sales of such Combination Products shall be determined by multiplying the Net Sales (as described above with respect to Products) of the Combination Product by the fraction C/(C+D), where C is the fair market value of the Product and D is the sum of the fair market value of each other clinically active pharmaceutical ingredient included in the Combination Product, such fair market values shall be determined in good faith by the Parties.

1.32 “Non-Human Field” shall mean all uses other than human uses.  The Non-Human Field includes without limitation ***********.

1.33 “Non-Human License Payments” shall mean any upfront, milestone, royalties and other payments (including any premiums paid in the purchase of securities, or other consideration) received by Spectrum or its Affiliates from any licensee under a license in the Non-Human Field to the Assigned IP assigned to Spectrum under this Agreement.

1.34 “Patents” shall mean any and all unexpired patents and patent applications (and any patents issued in connection with such patent applications), including any continuations, continuations-in-part, divisions, continuing prosecution applications, requests for continued examinations, extensions, term restorations, renewals, reissues, re-examinations, and substitutions thereof, and any foreign counterparts thereof, that claim the Compound(s), the Product(s), methods of making or using the Compound(s), or methods of making or using the Product(s).  The Patents include the patents and patent applications listed on Exhibit B as of the Execution Date.

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1.35 Patent Royalty Payment(s)” is defined in Section 5.3(a).

1.36 “Phase III Trial” shall mean a controlled study in humans of the efficacy and safety of a Compound or Product that is designed to demonstrate clinically and statistically whether the Compound or Product is safe and effective for use in a particular indication in a manner sufficient to obtain Regulatory Approval for that Compound or Product in a given country or territory.

1.37 “Product” shall mean any product that contains or includes a Compound.

1.38 “Recipient” shall mean the Party receiving or otherwise obtaining Confidential Information from the Disclosing Party.

1.39 “Region” shall mean North America, Europe, Japan or Rest of Territory.

1.40 “Regulatory Authority” shall mean, with respect to any particular country, territory or union within the Territory, the governmental authority, body, commission, agency or other instrumentality of such country, territory or union with the primary responsibility for the evaluation or approval of medical products before such medical product can be tested, marketed, promoted, distributed or sold in such country, including such governmental bodies that have jurisdiction over the pricing of such medical product.  The term “Regulatory Authority” includes the FDA, the EMEA, the European Member State competent authorities, and the MHLW, as applicable.

1.41 “Regulatory Approval” shall mean any approval(s), registrations or authorizations of the relevant Regulatory Authority necessary for the marketing and sale of Compound or Product in any country, territory or union in the Territory.

1.42 “Representatives” is defined in Section 11.2.

1.43 “Reporting Period” shall begin on the first day of each calendar quarter or portion thereof and end on the last day of such calendar quarter or portion thereof.

1.44 “Rest of Territory” shall mean, collectively, all countries and territories in the Territory except for North America, Europe and Japan.

1.45 “Spectrum Common Stock” shall mean the restricted common stock, $0.001 par value, of Spectrum.

1.46 “Spectrum Indemnitees” is defined in Section 13.2.

1.47 “Technology Royalty Payments” is defined in Section 5.3(b).

1.48 “Territory” shall mean all countries and territories in the world.

1.49 “Third Party” shall mean any person or entity other than Altair, Spectrum or their respective Affiliates.

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1.50  “Trademark” shall mean all trademarks and tradenames, listed on Exhibit B, together with any registrations or applications for registration therefor, anywhere in the world, and all other marks confusingly similar thereto, all variations of such marks, all members of any families of any of the foregoing marks, all designs and styles used by Altair in the depiction of foregoing marks and any copyrights therein, and all goodwill appurtenant to any of the foregoing that are owned or controlled by Altair as of the Execution Date.

1.51 “Trade Secrets” shall mean all Confidential Information, inventions (including, without limitation, unpatented or unpatentable inventions, but excluding Patents), techniques, methods, processes, assays, developments, materials, compositions of matter of any type or kind, standard operating procedures, formulas, specifications, technology, tooling, and stability data existing as of the Execution Date and related to the use, development, manufacture, sale and importation of Compounds and/or Products.

1.52 “United States” or “U.S.” shall mean the United States of America, its territories and possessions.

ARTICLE 2.
GRANT OF RIGHTS

2.1 Assignment of Rights to Spectrum in the Territory.  Subject to the terms and conditions of this Agreement, Altair agrees to assign and hereby assigns to Spectrum, and Spectrum hereby accepts, all right, title and interest in and to the Patents, Know-How, Trademarks and Trade Secrets (including Improvements) (all together the “Assigned IP”).  As owner of all such right, title and interest, Spectrum shall have the right to use the Assigned IP for all purposes, including to use, have used, sell, have sold, offer to sell, import and have imported, make or have made Compounds and/or Products in the Field in the Territory, and Spectrum shall be free to grant licenses to its Affiliates and Third Parties under the Assigned IP.  Commencing with the Execution Date and throughout the Term, Altair shall not, directly or indirectly, (i) research, develop or commercialize any Compound or Product in the Field and in the Territory or (ii) except and to the extent where such is required by any law, regulation or order of any governmental authority, take any action or inaction that would materially negatively or adversely affect the development, regulatory filings, sublicensing and/or commercialization of any Compound or Product..

The assignment by Altair to Spectrum of the Assigned IP pursuant to this Section 2.1 shall be in all respects free and clear of any and all liens, hypothecations, mortgages, charges, security interests, pledges and other encumbrances and claims of any nature.

Altair hereby covenants and agrees that it will, at the reasonable request of Spectrum, and without further consideration, promptly execute and deliver, and cause its employees and/or contractors to execute and deliver, all documents reasonably necessary to effectuate the assignment of the Assigned IP to Spectrum and take all actions reasonably necessary to assist Spectrum to perfect and maintain title to the Assigned IP in Spectrum. Aside from the initial IP transfer efforts limited to three days of meetings and/or equivalent Altair employee time, Spectrum shall be responsible for any reasonable costs (in accordance with the rates set forth in Exhibit A) incurred by Altair in complying with the requirements of this paragraph.

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2.2 Disclosure by Altair.  Promptly after the Execution Date, Altair will provide Spectrum with all data, Know-How and other information (including manufacturing information) that it has, regarding the Compounds and Product, including any such information concerning its efforts to improve the Compounds and all data, Know-How, information, results and records related to the manufacture of API, Compounds and finished Products, that has not previously been disclosed to Spectrum, which shall be subject to nondisclosure restrictions by any other agreement (unless such disclosure is required by applicable law, regulation, government authority or the rules of any stock exchange on or through which Spectrum or its Affiliates’ securities trade).  Promptly after the Execution Date, Altair shall provide Spectrum with all quantities of Compounds and Products in the possession of Altair.

ARTICLE 3.
PRODUCT DEVELOPMENT AND COMMERCIALIZATION

3.1 Development, Manufacturing and Commercialization Activities.  Commencing with the Execution Date, all activities relating to the development, manufacture and commercialization of Compounds and Products shall be undertaken at Spectrum’s sole responsibility, and in its sole discretion and at its sole cost and expense, including: (i) all pre-clinical development activities; (ii) all activities related to clinical trials; (iii) all marketing, promotion, sales, distribution, import and export activities relating to any Compound or Product; (iv) all activities relating to any regulatory filings, registrations, applications and Regulatory Approvals relating to any of the foregoing; and (v) all activities relating to the manufacture and supply of Compound and Products by itself or through its Affiliates or any Third Party.  Spectrum shall own all regulatory filings, registrations, applications and Regulatory Approvals relating to Compounds and Products and all data, results and other information relating to the Compounds and Products (irrespective of whether the regulatory filings, registrations, applications and Regulatory Approvals occurred, were conceived, or derived or resulted from activities that occurred before or after the Execution Date), including data, results and information derived and/or resulting from the manufacturing of the Compounds or Products .  For the avoidance of doubt, any costs and expenses that accrued or were incurred by Altair relating to the development, manufacture or commercialization of Compounds or Products prior to the Execution Date remain Altair’s sole responsibility.

3.2 Altair Product Support.  Altair shall use commercially reasonable efforts to reasonably assist Spectrum in understanding the development and manufacture processes of Compounds transferred hereunder.  Notwithstanding, Altair shall use commercially reasonable best efforts to provide Spectrum with reasonable access to the Key Employees for a period of up to six (6) months after the Execution Date.  If a Key Employee is no longer employed by Altair, Altair will promptly notify Spectrum of such change in employment status and shall not prevent Spectrum in any way, mean, shape or form from contacting and employing the Key Employee, and shall provide Spectrum with any known contact information of the Key Employee subject to any restrictions which may exist under any applicable laws. Aside from the initial technology transfer efforts noted in Section 2.1 and in order to provide the above Altair Product Support, Spectrum shall have no more than a total of five (5) days of meetings and/or equivalent of Altair total employee time with the Key Employees. Beyond the foregoing five (5) days Spectrum shall be responsible for any reasonable costs (in accordance with the rates set forth in Exhibit A) incurred by Altair in complying with the requirements of this paragraph.

3.3 Spectrum Diligence Obligations. Spectrum shall use commercially reasonable efforts to timely develop and commercialize one or more Products and to introduce one or more Products in the Field and countries within in the Territory.

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ARTICLE 4.
 DATA AND INFORMATION; REGULATORY MATTERS

4.1 Regulatory Approval.  Commencing with the Execution Date, Spectrum shall be responsible, in its sole discretion and at its expense, for (i) preparing and filing all regulatory submissions including Investigational New Drug Applications (INDs) and NDAs pertaining to the Compounds or Products in the Field throughout the Territory, (ii) all activities necessary or appropriate to perform prior to filing such regulatory submissions, including INDs and NDAs, (iii) all activities related to obtaining approval(s) of such regulatory submissions, including INDs and NDAs and (iv) upon obtaining such approval(s), all activities and responsibilities related to maintaining each Regulatory Approval in good standing in compliance with all applicable laws and regulations.  Spectrum shall be the owner of all resulting Regulatory Approvals in the Territory.

For the avoidance of doubt, any costs and expenses that accrued or were incurred by Altair relating to the regulatory matters for Compounds or Products prior to the Execution Date remain Altair’s sole responsibility.  Any regulatory materials prepared or filed by Altair for any Compound or Product in the Field prior to the Execution Date shall be transferred to Spectrum.

4.2 Compliance with Regulatory Standards and Regulatory Correspondence.  Spectrum shall adhere to and comply with all applicable ethical, legal and regulatory standards and requirements in connection with the Regulatory Approval and commercialization of Compounds and Products throughout the Territory. Altair shall promptly deliver to Spectrum all correspondence that it receives from Regulatory Authorities relating to any Compound or Product.

4.3 Product Complaints; Product Recall

(a) Product Complaints.  Spectrum shall have sole control over the response to all material complaints regarding Compound or Product in the Territory.  Altair shall promptly refer any Compound or Product complaints in the Territory of which it becomes aware to Spectrum for Spectrum’s response.  Altair shall promptly provide to Spectrum copies of all relevant documentation and information regarding any such Compound or Product complaints.

(b) Product Recall.  If Altair discovers or becomes aware of any fact, condition, circumstance or event (whether actual or potential) concerning or related to a Compound or Product that may reasonably require recall or market withdrawal of Compound or Product or a “Dear Doctor” letter relating to Compound or Product, Altair shall communicate such fact, condition, circumstance or event promptly to Spectrum.  In the event (but only in the event) (i) any governmental agency or Regulatory Authority issues a request, directive or order that Compound or Product be recalled, (ii) a court of competent jurisdiction orders that Compound or Product be recalled or (iii) Spectrum reasonably determines that Compound or Product should be recalled or withdrawn from the market or that a “Dear Doctor” letter should be sent relating to use of Compound or Product, Spectrum shall take all appropriate remedial actions with respect thereto.  To the extent that it is necessary or appropriate to communicate with any person or entity in the Territory, including any Regulatory Authority or governmental agency, the media or any customer, concerning any such fact, condition, circumstance or event, Spectrum shall be the primary contact concerning remedial action.  Any costs associated with any remedial action shall be borne by Spectrum.

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ARTICLE 5.
MILESTONE AND ROYALTY PAYMENTS

5.1 Upfront and Milestone Payments.  As consideration for the assignment granted to Spectrum under Article 2, Spectrum shall pay to Altair the following amounts, (each of which shall be payable only once) each within thirty (30) days of the applicable events set forth below, in accordance with the terms and conditions of this Article 5 (except as set forth in Section 5.2, under no circumstances shall such amounts, once paid, be refundable or creditable against any other payments):

(a) Upfront payment having occurred prior to Execution Date:  The Parties acknowledge previous payment by Spectrum prior to the Execution Date of: (i) Two hundred thousand dollars ($200,000) to purchase 38,314 common shares of Altair Nanotechnologies, Inc. at the then current market value of $3.88 per share of Altair Nanotechnologies, Inc. common shares; and (ii) One hundred thousand (100,000) shares of Spectrum Common Stock.

(b) Milestone and settlement payment having occurred prior to the Execution Date.  The Parties acknowledge previous payment by Spectrum prior to the Execution Date of one hundred forty thousand (140,000) shares of Spectrum Common Stock (which includes 100,000 shares delivered in respect of a milestone related to satisfactory lanthanum serum levels and 40,000 shares delivered in consideration of the transfer of technology related to formulation improvements to certain Products developed by Altair).

(c) Upon Execution Date.  Within ten (10) business days of the Execution Date, Spectrum shall pay $750,000, in shares of Spectrum Common Stock, subject to Section 9.2.  The number of shares of Spectrum registered Common Stock to be issued to Altair upon the Execution Date shall be calculated by dividing the applicable payment amount by the closing price, as reported by NASDAQ, per share of the Spectrum registered Common Stock on July 1, 2009 The Parties agree that to the best of their knowledge no other consideration or payments are currently due and payable to Altair from Spectrum as of the Execution Date

(d) Upon enrollment of 50 patients in a Phase III Trial of a Product in the Human Field:  (i) ********************************** to purchase common shares of Altair Nanotechnologies, Inc., or its successor, subject to Section 9.2, at a 100% premium to the Current Market Price as of the date of ****************************in a Phase III Trial of a Product in the Human Field or (ii) ********************************** in the event that Altair Nanotechnologies, Inc.’s, or its successor’s, common shares are not publicly traded on the date of such milestone event~~;~~ (with “publicly traded”, for purposes of this Section 5.1, meaning registered under section 12(b) of the Securities Exchange Act of 1934, as amended, and listed on a national securities exchange in the United States registered under such Act).

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(e) *************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************;

(f) Upon Obtaining NDA Approval by the FDA: ******************** *****************************************************************************************************************************;

(g) *************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************;

(h) Upon Obtaining NDA approval by the MHLW:  Two Million Dollars ($2,000,000) as of the date of NDA approval by the MHLW of a Product in the Human Field; and

(i) Milestones based on annual, Territory-wide Net Sales:  Except as set forth in Section 5.2, for the avoidance of doubt, the following one-time milestone payments shall not be creditable against any other milestone payments hereunder. Each subsequent payment below is in addition to the prior payment:

(i) Upon ********************** of annual Net Sales of Products in the Human Field:  ***********************;

(ii) Upon ********************************** of annual Net Sales of Products in the Human Field:  ***********************;

(iii) Upon ********************************************* of annual Net Sales of Products in the Human Field:  *****************************;

(iv) Upon *************************** of annual Net Sales of Products in the Human Field:  ************************************; and

(v) Upon ************************* of annual Net Sales of Products in the Human Field:  ***************************.

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Spectrum shall notify Altair of the achievement of each of the milestone events set forth in subsections (b) through (i) of this Section 5.1 within the payment timeline corresponding to the milestone event set forth above.  Additionally, for any payment made in shares of Spectrum stock, outside of any requirements of any applicable law or regulation, including those that pertain to Rule 144 stock, Spectrum shall not take any action or inaction that would prevent Altair from selling or otherwise trading such shares and shall timely maintain all SEC reporting requirements that are applicable to this provision.

5.2 License Payments.

(a) Human Field.  Spectrum or its Affiliates, as applicable, shall pay to Altair a non-refundable, non-creditable payment of ***************of all Human License Milestone Payments for licenses in the Human Field; provided that, in the event that any Human License Milestone Payments are due and owing on account of the attainment of a Human license milestone event that is the same as any of those set forth in Section 5.1, then the amount of such Human License Milestone Payment to Altair hereunder shall be ************** of the difference between the milestone amount under Section 5.1 and the Human License Milestone Payment for the same event under the provisions of the license.

(b) Non-Human Field.  Spectrum or its Affiliates, as applicable, shall pay to Altair a non-refundable, non-creditable payment of ************** of all Non-Human License Payments for licenses in the Non-Human Field.

5.3 Intellectual Property Royalty Payments

(a) Human Field Patent Royalty Rate; Reports.  On a quarterly basis, and in addition to any milestone payments payable to Altair pursuant to Section 5.1 and license payments payable to Altair pursuant to Section 5.2, Spectrum shall pay to Altair, within ninety (90) days after the end of each Reporting Period, the following intellectual property royalty payments (“Patent Royalty Payments”) in accordance with the terms and conditions of this Article 5:

(i) ******************* on the portion of annual Net Sales of each Product in the Human Field in any calendar year in the Territory less than ****************************;

(ii) **************** on the portion of annual Net Sales of each Product in the Human Field in any calendar year in the Territory greater than or equal to **************************************** and less than ******************************; and

(iii) ****************** on the portion of annual Net Sales of each Product in the Human Field in any calendar year in the Territory greater than or equal to *************************************.

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The obligation of Spectrum to make the above Patent Royalty Payments shall commence upon the first Launch in each country in the Territory, and shall apply on a Product-by-Product and country-by-country basis for each given Product in the Human Field in each given country with an applicable Patent until the expiration of the last-to-expire Patent that covers the Product within the country in question.  Each Patent Royalty Payment shall be accompanied by a written report (to be prepared in a mutually agreeable format), setting forth (without limitations) information necessary for the calculation of such Patent Royalty Payment (including, on a country-by-country basis, the gross sales of each Product sold); the calculation of Net Sales from such gross sales; the royalties payable in Dollars; and any withholding taxes required by law to be deducted.  Unless otherwise requested or consented to in writing by Altair, all Patent Royalty Payments and reports related to Net Sales by Spectrum’s Affiliates and its licensees shall be made to Altair by Spectrum with (or as a part of) Spectrum’s own payments and reports.

(b) Technology Royalty.  In consideration of the assignment granted under Altair’s Know-How, Trade Secrets and Trademarks to Spectrum, Spectrum shall pay to Altair, on a country-by-country and Product-by-Product basis, a royalty of ******************** **************** commencing on the expiration of the last-to-expire Patent that covers such Product in the Human Field within the country in question (“Technology Royalty Payment”) and continuing until there is generic competition, i.e., first sale of any third party product containing or including any Compound or Product, within the country in question.  In addition, this Technology Royalty Payment shall also be applicable in those countries for which there is no Patent covering such Product(s), until there is generic competition within the country in question.  The Parties expressly agree that the payment period of this Technology Royalty Payment is not an extension of Altair’s patent rights beyond their term, but rather is a period determined for the convenience of the Parties in appropriately compensating Altair for the assignment granted herein including the assignment of Altair’s Know-How, Trade Secrets and Trademarks.

Technology Royalty Payments shall be made on a quarterly basis and paid within ninety (90) days after the end of each reporting period.  Each Technology Royalty Payment shall be accompanied by a written report (to be prepared in a mutually agreeable format), setting forth (without limitations) information necessary for the calculation of such Technology Royalty Payment (including, on a country-by-country basis, the gross sales of each Product sold); the calculation of Net Sales from such gross sales; the royalties payable in Dollars; and any withholding taxes required by law to be deducted.  Unless otherwise requested or consented to in writing by Altair, all Technology Royalty Payments and reports related to Net Sales by Spectrum’s Affiliates and its licensees shall be made to Altair by Spectrum with (or as a part of) Spectrum’s own payments and reports.

(c) Reduction for Third Party Royalty Obligations.  If it is necessary for Spectrum to acquire and pay for one or more royalty-bearing licenses from one or more Third Party(ies) in order to fully exercise the rights assigned by Altair hereunder such that it is necessary for Spectrum to pay royalties to such Third Party(ies), the royalties owed to Altair under Section 5.3 shall be reduced by **************** of the amount of such Third Party royalties actually paid by Spectrum; ******************************************* ************************************************************************ **************************************************************.

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5.4 Records and Examination

(a) Records.  Spectrum and its Affiliates shall keep full, true and accurate books of account and supporting data and records, and shall cause its licensees to do the same, containing all particulars that may be necessary for the purpose of calculating and verifying Product sales, Net Sales, and royalty obligations under this Agreement, on a Product-by-Product and country-by-country basis for at least three (3) Spectrum fiscal years following the end of the Spectrum fiscal year to which they pertain, for examination in accordance with the provisions of Section 5.4(b).

(b) Examination.  If Altair disagrees with the report provided by Spectrum, pursuant to Section 5.3, with reasonable justification for such disagreement, then upon reasonable written notice to Spectrum, a certified public accountant designated by Altair and reasonably acceptable to Spectrum shall have the right to audit such records of Spectrum and its Affiliates and to review the terms of any licenses granted by Spectrum, in order to confirm the accuracy and completeness of all such reports and all such payments.  Altair shall bear all costs and expenses incurred in connection with any such audit. Such examination shall be made during regular business hours and upon at least thirty (30) days prior written notice.  After review of the accountant’s examination report, Spectrum shall promptly pay any uncontested, understated amounts.  Any overpayment shall be promptly refunded or shall be fully creditable against amounts payable in subsequent payment periods, at Spectrum’s election.  Spectrum shall pay reasonably contested, understated amounts, if any, that are due promptly after the dispute is resolved.  If Altair’s accountant reasonably determines that Royalty Payments (excluding reasonably contested Royalty Payments), under this Agreement have been, for any four (4) consecutive Reporting Periods in total, understated by more than *************, Spectrum shall pay the out-of-pocket costs of the examination.  The Parties agree that all Spectrum and its Affiliates information subject to examination under this Section 5.4(b) may only be used by Altair for purposes germane to this Section 5.4(b).  Altair shall retain and cause its accountant to retain all such information in confidence.

5.5 Mode of Payment; Foreign Exchange.  All upfront and milestone payments, Royalty Payments, and Minimum Annual Royalties that are payable by Spectrum under this Agreement shall be paid in Dollars to Altair via wire transfer of immediately available funds, or by check if requested by Altair, and shall be made where directed by Altair from time to time.  For the purpose of computing Net Sales in a currency other than Dollars, such currency shall be converted into Dollars using the average conversion rate for the relevant period as reported by The Wall Street Journal on the last Business Day of the applicable Reporting Period.

5.6 Taxes.  Each Party shall: comply with applicable tax authority guidelines regarding filing and reporting for income tax purposes, discuss with each other applicable tax provisions to this Agreement and reasonably cooperate with each other in obtaining certain desired tax treatments.  Neither Party shall treat its relationship with the other Party under this Agreement as a partnership or as a pass through entity for tax purposes.  The Parties agree that any taxes that Spectrum is required by law to withhold from amounts payable to Altair under this Agreement (whether under this Article 5 or otherwise) shall be deducted by Spectrum from the amounts paid to Altair hereunder at the rate(s) required by applicable law, and shall be promptly paid to the appropriate governmental authority on behalf of Altair.  Spectrum shall promptly provide to Altair receipts from the government or taxing authority evidencing payment of such taxes, if available, or other written proof of payment if official receipts are not available, and shall provide reasonable assistance to Altair to obtain tax credits therefore.

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5.7 Interest.  All uncontested payments not made by Spectrum when due shall bear interest, calculated from the date such payment was due, at a rate per annum equal to the lesser of: (a) two percent (2%) over the prime rate of interest as published in the weekly Federal Reserve H.15 Bulletin, or any successor bulletin thereto or (b) the highest rate permitted by applicable law.

5.8 Stock Sale Opinion. Assuming the shares of Spectrum Common Stock issued hereunder are eligible to be sold under Rule 144 under the Securities Act of 1933, as amended, Spectrum agrees to provide Altair with an opinion of counsel, within 5 business days after each request thereof by Altair, addressed to Spectrum’s transfer agent to the effect that all of such shares of Spectrum Common Stock may be sold pursuant to Rule 144 and the restrictive legend removed (or the equivalent thereof).

ARTICLE 6.
TRADEMARKS

6.1 Trademarks.  After the Execution Date, all trademarks used in connection with each Compound and Product shall be owned by Spectrum and the development, creation, registration, maintenance and defense of such trademark(s) shall be at Spectrum’s sole option and expense.  Pursuant to Section 2.1, all right title and interest in the Trademarks is assigned to Spectrum and Altair shall not at any time adopt, use, register or cause to be registered any other trademark, name or design confusingly similar to any of the Trademarks.  All rights arising from the use of the Trademarks shall inure to Spectrum’s benefit.  For the avoidance of doubt, any costs and expenses that accrued or were incurred by Altair relating to the development, creation, registration, maintenance or defense of any Trademark prior to the Execution Date remain Altair’s sole responsibility.

6.2 Cooperation; Enforcement of Trademarks.  Altair shall, upon Spectrum’s request, reasonably cooperate with Spectrum, at Spectrum’s expense, in any action necessary or desirable to protect the trademark(s) used or proposed to be used in connection with a Compound or Product.  Spectrum shall also have the right, but not the obligation, to enforce the Trademark, at Spectrum’s risk and expense (including, without limitation, in actions brought under the Lanham Act in the U.S. and in actions based on comparative advertising, commercial libel or similar claims in other countries of the Territory).  Spectrum may settle or compromise such case without the prior written consent of Altair.

ARTICLE 7.
IMPROVEMENTS

7.1 Disclosure of Improvements. Altair shall promptly and fully disclose to Spectrum any and all Improvements existing as of the Execution Date.  Such disclosure shall provide sufficient details regarding the Improvement to enable the Parties to properly evaluate the inventorship of such Improvement under the U.S. patent laws.

7.2 Ownership of Improvements.   Any Improvement existing as of the Execution Date shall be solely owned by Spectrum, regardless of which Party conceived, developed or reduced to practice such Improvement.  All right, title and interest in any Improvement conceived, developed or reduced to practice solely or jointly by Altair prior to the Execution Date shall be assigned to Spectrum pursuant to Section 2.1.

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ARTICLE 8.
MAINTENANCE OF PATENT; PATENT INFRINGEMENT

8.1 Patent Prosecution and Maintenance.  Commencing on the Execution Date, Spectrum shall be responsible, in its sole discretion and at its expense, for the preparation, filing, prosecution and maintenance of all Patents in the Territory.  Spectrum shall in all events have final decision-making authority with respect to the preparation, filing, prosecution and/or maintenance of all Patents and the scope of claims contained therein.  Altair shall reasonably cooperate with Spectrum, at Spectrum’s request and expense, in all matters relating to the preparation, filing, prosecution and/or maintenance of the Patents, including without limitation, signing any necessary or appropriate documents, providing written and testimonial evidence, and doing such other acts as Spectrum may reasonably require.  For the avoidance of doubt, any costs and expenses that accrued or were incurred by Altair relating to the preparation, filing, prosecution and maintenance of the Patents prior to the Execution Date remain Altair’s sole responsibility.

8.2 Patent Infringement by Third Party

(a) Notice of Infringement.  If, during the Term, either Party becomes aware of any infringement, threatened infringement or suspected infringement by any Third Party of any Patent in the Field in the Territory, such Party shall promptly give written notice to the other Party thereof, with all available details in its possession.

(b) Spectrum’s Right to Pursue Remedies Against Infringement.  Spectrum shall have the sole right, but not the obligation, to file suit or take other action to prevent such infringements of any Patents.  To the extent Spectrum takes such action, Spectrum shall control any such action and may enter into settlements, stipulated judgments or other arrangements respecting such infringement, at its own expense.  In the event that Spectrum takes such action, Spectrum shall indemnify, defend and hold Altair harmless from any costs, expenses and liabilities respecting the action for such claimed infringement.  Altair agrees to provide all reasonable assistance that Spectrum may reasonably require in any litigation, including providing written evidence, deposition and trial testimony, for which Spectrum shall pay to Altair a reasonable hourly rate of compensation and reimburse Altair its reasonable costs.  Any damages or other recovery from an infringement action undertaken by Spectrum pursuant to this Section 8.2(b) shall be used (1) first to reimburse Spectrum’ legal costs and expenses incurred in such action, and (2) thereafter apportioned between the Parties as necessary to return the Parties as nearly as possible to the same relative position they would have had without the infringement.  Spectrum shall promptly notify Altair in writing of its intention with regard to any such infringement.

8.3 Infringement Action by Third Parties.  If a Third Party makes or threatens against Spectrum, its Affiliates or licensees any claim of infringement of a right based upon the use of, or arising as a result of the exercise of the rights and assignment granted hereunder (each an “Alleged Infringement”), Spectrum shall have the right and obligation to respond to and defend any and all such Alleged Infringements.  Spectrum shall promptly notify Altair in writing and provide a copy of (i) any claim of Alleged Infringement filed with a court or governmental authority or (ii) any written notice of an Alleged Infringement from an attorney or law firm.  Altair agrees to provide any necessary reasonable assistance that Spectrum may reasonably require in any such defense action for which Spectrum shall reimburse Altair its reasonable costs.

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ARTICLE 9.
REPRESENTATIONS AND WARRANTIES

9.1 Representations and Warranties.  Each Party hereby represents and warrants to the other Party as of the Execution Date that:

(a) such Party (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction where it is organized; (ii) has the requisite power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder; and (iii) has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

(b) this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid and binding obligation, enforceable against such Party in accordance with its terms, except as enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and by general equitable principles;

(c) all necessary consents, approvals and authorizations of all governmental authorities and other persons required to be obtained by such Party in connection with this Agreement have been obtained; and

(d) on Execution Date, the execution and delivery of this Agreement and the performance of such Party’s obligations hereunder, to the present knowledge of the Party, (i) do not conflict with or violate any requirement of any material law or regulation of any court, governmental body or administrative or other agency having authority over it, and (ii) do not conflict with, or constitute default under, any contractual obligation of such Party; and

(e) each representation and warranty herein in this Section 9.1 and any other Section within this Amended and Restated Agreement of such Party was effective and in force on the Effective Date and from the Effective date until the Execution Date.

9.2 Additional Representations in Connection with the Issuances of Common Shares. Notwithstanding the other provisions in this Agreement, and for purposes of this Section 9.2 only, Altair Nanotechnologies, Inc. shall be considered a “Party” to the following representations and warranties:

(a) Each Party represents, warrants and covenants that (i) all common shares, or shares of common stock, as the case may be, that may be issued to the other Party under Section 6.1 of this Agreement will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, will be issued in compliance with all applicable laws (subject to Section 9.2(i)), and will be issued without charge to the other Party for any transaction-related tax or other expenses in connection with such issuance and (ii) the Parties will at all times have authorized and reserved for issuance hereunder a sufficient number of common shares to provide for the issuances contemplated by Section 5.1 of this Agreement.

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(b) Each Party confirms that it has been given sufficient access to information regarding the other and in connection with its decision to purchase or receive the common shares, or shares of common stock, as the case may be, of the other Party, including the opportunity to ask questions of, and receive answers from, persons acting on behalf of the other Party and concerning their respective financial affairs, prospects and condition.

(c) Spectrum represents and warrants that it is resident in or otherwise subject to the securities legislation of the United States, and the purchase by and sale to Spectrum of any common shares of Altair Nanotechnologies, Inc. has occurred only in the United States and Spectrum, by reason of its business or financial expertise, has the capacity to protect its own interests in connection with its acquisition of shares of the common stock of Altair and (iii) Spectrum is an “accredited investor” as defined in Rule 501 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”).

(d) Altair represents and warrants that (i) it is resident in or otherwise subject to the securities legislation of the United States, and the purchase by and sale to Altair of any Spectrum Common Stock has occurred only in the United States; (ii) Altair, by reason of its business or financial expertise, has the capacity to protect its own interests in connection with its acquisition of shares of the common stock of Spectrum and (iii) Altair is an “accredited investor” as defined in Rule 501 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”).

(e) Each Party represents, warrants and covenants that it shall acquire the common shares, or shares of common stock, as the case may be, of the other Party for its own account and not for the account or on behalf of others, and it is doing so with the intent of retaining the common shares, or shares of common stock, as the case may be, as an investment and without the current intent to redistribute the common shares, or shares of common stock, as the case may be.

(f) Spectrum acknowledges that: (i) no securities commission or similar authority has reviewed or passed on the merits of the Altair Nanotechnologies, Inc. common shares issuable under this Agreement; (ii) without limiting the generality of the foregoing, any common shares of Altair Nanotechnologies, Inc. issued to Spectrum pursuant to Section 5.1 hereof may not be sold, transferred, hypothecated or otherwise traded in Canada or to or for the benefit of a Canadian resident until the date which is four months and one day following the issuance thereof and the certificate evidencing such common shares may bear a legend to that effect; (iii) there is no government or other insurance covering such common shares of Altair Nanotechnologies, Inc.; (iv) there are risks associated with the acquisition of the common shares of Altair Nanotechnologies, Inc., including without limitation those described in Altair Nanotechnology Inc.’s filings with the Securities and Exchange Commission; and (v) there may be restrictions under Canadian and provincial securities laws on Spectrum’s ability to resell the common shares of Altair Nanotechnologies, Inc. in Canada.

(g) Altair acknowledges that: (i) no securities commission or similar authority has reviewed or passed on the merits of the shares of Spectrum Common Stock issuable under this Agreement; (ii) there is no government or other insurance covering such common shares of Altair Nanotechnologies, Inc.; and (iii) there are risks associated with the acquisition of shares of the common stock of Spectrum, including without limitation those described in Spectrum’s filings with the Securities and Exchange Commission.

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(h) Each Party acknowledges that in the case of common shares  (i) it may have to bear the economic risk of holding the common shares, or shares of common stock, as the case may be, of the other Party for an indefinite period of time because at the time such shares are issued they may not have been registered under the Securities Act or any other securities law and, therefore, cannot be sold unless they are subsequently registered under applicable national, federal, provincial and state securities laws or an exemption from such registration is available; (ii) the shares may not be resold or transferred on the official stock transfer records of the other Party without furnishing to such Party an opinion of counsel reasonably acceptable to the other Party that such sale or transfer of the shares will not violate the registration provisions of applicable national, federal, provincial and state securities laws; and (iii) such certificates representing the shares shall have endorsed on them a restrictive legend to this effect.

(i) Each Party acknowledges that the other Party is relying on the representations, warranties, covenants and acknowledgments in this Section 9.2 to ensure that any common shares, or shares of common stock, as the case may be, issued under the terms of this Agreement can be issued in reliance on exemptions from applicable registration and prospectus requirements under Canadian securities laws and exemptions from registration requirements under United States federal and state securities laws.

9.3 Additional Representations of Altair

(a) Altair hereby represents and warrants that as of the Execution Date: (i) it has not previously granted any right, license or interest in or to the Patents, Trade Secrets, or Know-How, or any portion thereof, inconsistent with the assignment to Spectrum herein; and (ii) to the best of its knowledge, there are no material adverse proceedings, claims or actions pending or threatened relating to the Patents which have not been disclosed to Spectrum which would materially interfere with Altair’s performance of its obligations or power to make the assignment and covenants hereunder, or Spectrum’s use of the Patents.

(b) To Altair’s knowledge, as of the Execution Date, all patent or patent applications within the Patents: 1) are in compliance with all legal requirements in the Territory regarding the filing, examination, and maintenance fees; and 2) constitute all the patents and patent applications related to Compound and/or Product.  The above shall not apply to a requirement that, if not satisfied, would not result in a revocation or lapse or otherwise adversely affect the enforceability of the patents in question.  To Altair’s present knowledge, Altair has not taken any action or, failed to take any action (including a failure to disclose material prior art in connection with the prosecution of any patent), or used or enforced or, failed to use or enforce any of the patent or patent applications within the Patents in a manner that would result in the abandonment or unenforceability of any of the patent or patent applications within the Patents.

(c) As of the Execution Date, to Altair’s knowledge, (i) no patent or patent applications within the Patents have been or are now involved in any interference, reissue, reexamination or opposing proceeding in any jurisdiction within the Territory, (ii) no such action has been threatened, (iii) there is no patent of any person that claims the same subject matter as is claimed in the patent or patent applications within the Patents, and (iv) Altair is not aware of any prior art that has not been disclosed that invalidates any claim in any of the patent or patent applications within the Patents.

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(d) To Altair’s knowledge as of the Execution Date, Altair owns all of the Patents, Trade Secrets, and Know How.

(e) To Altair’s knowledge as of the Execution Date, the use of the Patents, Trade Secrets, or Know-How to develop, make, have made, use, sell, offer for sale, have sold, import and export and commercialize Compounds or Products in the Field in the Territory, would not infringe upon, violate or constitute the unauthorized use of any rights owned or controlled by any Third Party, including any patent of any Third Party.  No litigation is pending as of the Execution Date and no notice or other claim has been received by Altair, (A) alleging that Altair has engaged in any activity or conduct that infringes upon, violates or constitutes the unauthorized use of the patents of any Third Party, or (B) challenging the ownership, use, validity or enforceability of any of the patent or patent applications within the Patents.

(f) To Altair’s knowledge as of the Execution Date, no Third Party is misappropriating, infringing, diluting or violating any of the Patents, Trade Secrets, or Know-How, and no claims for any of the foregoing have been brought against any Third Party by Altair.  Altair has taken reasonable steps in accordance with normal industry practice to protect all of the Patents, Trade Secrets, or Know-How.

(g) Altair is the owner of all right, title and interest in and to all of the Patents. The Patents are free and clear of any and all encumbrances, covenants, conditions and restrictions or, other adverse claims or interests of any kind or nature, and Altair has not received any written notice or claim or, any oral notice or claim, challenging Altair’s complete and exclusive ownership of the Patents or suggesting that any other person has any claim of legal or beneficial ownership with respect thereto, and there is no agreement, decree, arbitral award or other provision or contingency which obligates Altair to grant licenses in the Patents.

(h) As of the Execution Date, Altair has not performed any act or omission which would materially adversely affect Spectrum’s ability to develop and commercialize the Compounds and Products.

(i) As of the Execution Date, Altair has provided to Spectrum all information, reports, assessments and data relating to the use, safety, efficacy, testing and manufacture of the Compounds and Products in the Field (including without limitation any such information, reports, assessments and data generated by any Third Party, unless such disclosure is restricted by such Third Party and not required by applicable law, regulation, government authority or the rules of any stock exchange on or through which Spectrum or its Affiliates’ securities trade, and any original GMP-related documents or reports in draft or final form).

(j)   As of the Execution Date, Altair represents and warrants that it has paid all undisputed debts, invoices, bills and any other amounts owed that are related to any Compound and/or Product and were accrued prior to the Execution Date (collectively and individually, “Undisputed Debt”) and will continue to timely pay any Undisputed Debt that it becomes aware of after the Execution Date as such Undisputed Debt becomes due.  Altair further represents and warrants that for all other disputed portions of debts, invoices, bills and any other amounts owed that are related to any Compound and/or Product, the dispute was/is/will be proper, reasonable and supported by law/regulation and fact.

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9.4 Limitations on Representations and Warranties.  THE LIMITED WARRANTIES CONTAINED IN SECTIONS 9.1, 9.2 AND 9.3 ARE THE SOLE WARRANTIES GIVEN BY THE PARTIES HEREUNDER.  NEITHER PARTY MAKES ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, NOR, EXCEPT AS SET FORTH IN THIS ARTICLE 9, ANY WARRANTIES AS TO THE VALIDITY OR ENFORCEABILITY OF ANY PATENTS ASSIGNED HEREUNDER, THE NON-INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS OF A THIRD PARTY, OR THE SAFETY OR EFFICACY OF ANY PRODUCT MADE HEREUNDER NOR ANY WARRANTIES ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICES OR OTHERWISE, AND ALL OTHER EXPRESS OR IMPLIED REPRESENTATIONS AND WARRANTIES PROVIDED BY COMMON LAW, STATUTE OR OTHERWISE ARE HEREBY DISCLAIMED BY BOTH PARTIES.  IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES OF ANY KIND, INCLUDING LOSS OF PROFITS AND LOSS OR INTERRUPTION OF BUSINESS; PROVIDED THAT THE FOREGOING PROVISION SHALL NOT BE CONSTRUED TO LIMIT (a) A PARTY’S INDEMNIFICATION OBLIGATION UNDER THIS AGREEMENT FOR THIRD PARTY CLAIMS WHICH MAY INCLUDE INDIRECT, SPECIAL, CONSEQUENTIAL, PUNITIVE, EXEMPLARY AND OTHER TYPES OF DAMAGES; OR (b) DAMAGES ARISING FROM BREACH OF A PARTY’S CONFIDENTIALITY OBLIGATIONS.

ARTICLE 10.
COVENANTS

10.1 No Conflicts.  Neither Party shall grant any right, license or interest in or to the Patents, or any portion thereof, inconsistent with the rights granted to Spectrum herein.  Without the other Party’s prior written consent, neither Party shall enter into any agreement that creates additional obligations upon the other Party or limits the exercise of the other Party’s rights hereunder or diminishes the other Party’s rights hereunder.

ARTICLE 11.
CONFIDENTIALITY

The terms of that certain Nondisclosure/nonuse Agreement by and between Altair Nanotechnologies, Inc. and Spectrum, dated November 3, 2004 (to the extent such Nondisclosure/nonuse Agreement is not inconsistent to this Agreement) shall be in addition to the provisions of this Article 11.

11.1 Standard of Care.  Each Party shall keep all Confidential Information of the other Party in strict confidence and shall not use such Confidential Information for any purpose other than the purposes of, or as permitted by, this Agreement.  This provision will survive the expiration of the Agreement.  In consideration of disclosure by either Party to the other Party of Confidential Information in written, oral, graphic, demonstrative or electronic form pursuant to the terms of this Agreement, the Recipient undertakes, unless otherwise stipulated herein, (a) to protect and maintain the Disclosing Party’s Confidential Information using the same degree of care as it uses to maintain the secrecy of its own information of like kind, but in no event less than a reasonable standard of care; and (b) to use the Disclosing Party’s Confidential Information only to accomplish the purposes of this Agreement.

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11.2 Non-Disclosure and Non-Use.  Recipient shall not disclose the Disclosing Party’s Confidential Information, except only to its and its Affiliates’ officers, directors, employees, agents or consultants, to authorized licensees, to authorized contractors or subcontractors, or to Regulatory Authorities, in each case only when such person(s) have a need to know such Confidential Information in furtherance of the objectives of this Agreement (collectively, the “Representatives”), to the extent necessary to enable such Representatives to perform a Party’s obligations under this Agreement; provided that prior to such disclosure, such Representatives shall be bound to Recipient by obligations of non-use and non-disclosure that are similar to or more stringent than those imposed on Recipient pursuant to this Agreement and that cover the Confidential Information to be disclosed to such Representatives.  Each Party further agrees to refrain, and to cause its Representatives to refrain, from directly or indirectly taking any action that would constitute or facilitate the unauthorized use or disclosure of the Disclosing Party’s Confidential Information.

11.3 Exceptions.  The obligations of confidence, non-use and non-disclosure set out in this Article 11 shall not apply to information to the extent that:

(a) Such information is, or later becomes, publicly available through no fault of Recipient or any of Recipient’s Representatives; provided that Confidential Information shall not be deemed to be generally available to the public merely because some part of such information is embodied in general disclosures or because individual features, components or combinations thereof are now or become known to the public; or

(b) Recipient can demonstrate and document that such information was in its rightful possession, without a restriction on use or disclosure, prior to receipt of the information from the Disclosing Party (or from an entity acting on behalf of the Disclosing Party); or

(c) Recipient can demonstrate such information was rightfully received from a Third Party without any restriction on use or disclosure of such information; or

(d) Recipient can demonstrate by contemporaneous written evidence that such information was independently developed by Recipient without access to or use, directly or indirectly, of Confidential Information of the Disclosing Party; or

(e) Such information is required to be disclosed in response to a valid order from a judicial or administrative authority or in order to file or prosecute patent applications; provided, however, that Recipient shall: (i) promptly notify the Disclosing Party of such disclosure requirement, (ii) use Commercially Reasonable Efforts to limit disclosure to only such authority and only to the extent required by such order and (iii) make Commercially Reasonable Efforts to obtain confidential treatment or a protective order for the disclosure so ordered.

Notwithstanding the foregoing, this Section 11.3 shall not apply to patent applications or other patent filings prior to final issuance of a corresponding patent.

11.4 No Misappropriation.  Each Party represents that the transfer of Confidential Information, of intellectual property rights and know-how, and of rights in Product-related documentation by one Party to the other Party pursuant to this Agreement shall not, to the actual knowledge of the transferring Party, misappropriate the proprietary or trade secret information of a Third Party.

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11.5 Return of Confidential Information.  Upon the expiration of this Agreement and the written request of the Disclosing Party, Recipient shall immediately return to the Disclosing Party or destroy (in Recipient’s sole discretion) all Confidential Information of the Disclosing Party in whatever form and all copies thereof.  Within thirty (30) days after the date of expiration of this Agreement, the Receiving Party shall furnish the Disclosing Party with a certificate, duly executed by an officer of the Receiving Party, confirming that the Receiving Party has complied with its obligations under this Section 11.5.

ARTICLE 12.
TERM

12.1 Term.  The term of this Agreement shall commence on the Effective Date and shall continue, on a Product-by-Product and country-by-country basis, until the later to occur of (a) expiration or final rejection without right of appeal of the last-to-expire Patent that covers such Product in such country; or (b) **************************************** ********************************* (“Term”).

12.2 Rights Upon Expiration.  Following the expiration of the Term, Spectrum shall have and retain sole ownership of the Patents, Know-How, Trade Secrets, Trademarks and Altair’s Improvements.  Other than rights intended to survive expiration, neither Party shall have any further rights or obligations upon the expiration of this Agreement.

ARTICLE 13.
INDEMNIFICATION

13.1 Indemnification by Spectrum.  Spectrum shall defend, indemnify and hold harmless Altair, its Affiliates and their respective employees, officers, directors, agents and representatives (the “Altair Indemnitees”) against any and all damages (including for bodily injury, death and property damage), actions, suits, claims, demands, investigations, liabilities, penalties and expenses (including reasonable fees and disbursements of attorneys and consultants) (collectively, a “Loss”) arising from or occurring as a result of a Third-Party’s claim, action, suit, judgment or settlement (“Claim”) against an Altair Indemnitee to the extent such Loss is based on or arises out of the (a) clinical testing of Product by Spectrum or its Affiliates from the Effective Date; (b) the manufacture, use, handling labeling, packaging, sale, distribution, other disposition, importation or exportation of Product, by or on behalf of Spectrum, its Affiliates, licensees or distributors from the Effective Date; (c) the administration of Product to or the use of Product by any individual from the Effective Date (including associated Product liability, including any defect inherent in the Product or the API); (d) any breach by Spectrum of this Agreement or any of its covenants, agreements, representations or warranties set forth in this Agreement from the Effective Date; or (e) the negligence or willful misconduct of Spectrum or any Spectrum Indemnitee (as defined in Section 13.2 below) from the Effective Date; provided, however, that the foregoing indemnification and other obligations shall not apply to any Loss to the extent such Loss is caused by: (i) a breach by Altair of this Agreement or any of its covenants, agreements, representations or warranties set forth in this Agreement; or (ii) the negligence or willful misconduct of Altair or an Altair Indemnitee.

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13.2 Indemnification by Altair.  Altair shall defend, indemnify and hold harmless Spectrum, its Affiliates, its licensees and their respective employees, officers, directors, agents and representatives (the “Spectrum Indemnitees”) against any Loss occurring as a result of a Claim against an Spectrum Indemnitee to the extent such Loss is based on or arises out of (a) a breach by Altair of this Agreement, or any of its covenants, agreements, representations or warranties set forth in this Agreement from the Effective Date; or (b) the negligence or willful misconduct of Altair or any Altair Indemnitee from the Effective Date; provided, however, that the foregoing indemnification and other obligations shall not apply to any Loss to the extent such Loss is subject to or within the scope of Spectrum’s indemnification and other obligations under Section 13.1, above.

13.3 Claims Procedures.  A person or entity entitled to be indemnified by the other Party (an “Indemnified Party”) pursuant to Section 13.1 or 13.2 hereof shall give written notice to the other Party (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any threatened or asserted claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that:

(a) the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement to the extent that such failure to give notice did not result in prejudice to the Indemnifying Party or the Indemnifying Party’s insurer;

(b) the Indemnifying Party, in the defense of any such Claim, shall not, except with the approval of the Indemnified Party (which approval shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which (i) would result in injunctive or other relief being imposed against the Indemnified Party; or (ii) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation; and

(c) the Indemnified Party shall furnish such information regarding itself or the claim in question as the Indemnifying Party may reasonably request in writing, and shall be reasonably required in connection with the defense of such claim or litigation resulting therefrom.

ARTICLE 14.
DISPUTE RESOLUTION

14.1 Escalation.  Prior to taking action as provided in Section 14.2 of this Agreement, the Parties shall first submit such dispute to Spectrum’s Chief Executive Officer and to Altair’s Chief Executive Officer (the “Heads”) for resolution.  The Heads to whom any dispute is submitted shall attempt to resolve the dispute through good faith negotiations over a reasonable period, not to exceed forty-five (45) days following one Party’s receipt of a notice of dispute from the other Party, unless otherwise agreed by the Heads.  Such forty-five (45) day period shall be deemed to commence on the date the dispute was submitted to the Heads.  All negotiations pursuant to this Section 14.1 shall be confidential, and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence.

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14.2 Arbitration.  Any dispute, except for patent and trademark disputes described in Section 14.3, between the Parties that is not resolved by negotiation and/or escalation pursuant to Sections 14.1 shall, upon the submission of a written request by either Party to the other Party, be resolved exclusively by binding arbitration in California, U.S., before one (1) neutral arbitrator, unless either Party promptly requests a three (3)-person panel of arbitrators, in which event the three arbitrators shall be used.  Any arbitration proceedings shall be conducted in accordance with the Rules of the American Arbitration Association, except to the extent that such rules are inconsistent with this Agreement, and shall be conducted in the English language.  In the event of arbitration by three arbitrators, each Party shall select a neutral arbitrator, and shall notify the other Party of its selection of such arbitrator within thirty (30) days after receipt by one Party of the other Party’s written request for binding arbitration.  The two arbitrators shall then mutually select a third neutral arbitrator in accordance with the Rules of the American Arbitration Association.  Each arbitrator shall be free of any subject matter conflict and conflict with a Party.  The arbitrator(s) shall resolve the dispute in accordance with this Agreement and the substantive laws (without regard to conflict-of-law and choice-of-law principles thereof, and excluding the rules of procedure) of the State of California, U.S.  The decision of the arbitrator(s) shall be final and shall be fully and irrevocably accepted by the Parties.  The arbitrator(s) are empowered to award interim and final injunction and equitable relief but, except as expressly set forth in this Agreement, the arbitrator(s) are not empowered to award treble, punitive, exemplary or any other damages in excess of compensatory damages, and each Party irrevocably waives any claim to recover such damages.  The final award of the arbitrator(s) shall be the sole and exclusive remedy of the Parties, and shall be enforceable in any court of competent jurisdiction.  The Parties agree that they shall share equally the cost of the arbitration filing and hearing fees, and the cost of the arbitrator(s).  Each Party shall bear its own attorneys’ fees and expert fees and all associated costs and expenses, provided that the arbitrator(s) may award attorneys’ fees to the Party deemed by the arbitrator(s) to be the Party substantially prevailing in the proceeding.

14.3 Patent and Trademark Matters.  Notwithstanding the other provisions of this Article 14, any dispute that requires resolution of the validity, infringement or claim interpretation of any Patent or Trademark (a) that is issued in the United States, shall be subject to actions before the U.S. Patent and Trademark Office and/or submitted exclusively to the federal court located in the jurisdiction of the district where any of the defendants resides; and (b) that is issued in any other country, shall be brought before an appropriate regulatory or administrative body or court in that country, and the Parties hereby consent to the jurisdiction and venue of such courts and bodies.  For the avoidance of doubt, such Patent and Trademark disputes shall not be subject to the provisions of Section 14.2.

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ARTICLE 15.
MISCELLANEOUS

15.1 Governing Law.  This Agreement, and any arbitration hereunder, shall be governed, interpreted and construed in accordance with the substantive laws of the State of California, U.S., without regard to conflict-of-laws and choice-of-law principles thereof.

15.2 Assignment.  Neither Party may assign this Agreement, in whole or in part, without the prior written consent of the non-assigning Party, such consent not to be unreasonably withheld, except, to an Affiliate or successor in interest pursuant to a merger, acquisition or sale of all or substantially all of the assignor’s assets. In the case of an assignment to an Affiliate the assigning Party remains liable for obligations set forth in this Agreement Subject to the limitations on assignment herein, this Agreement shall be binding upon and inure to the benefit of any successors in interest and permitted assigns of Altair and Spectrum.  Any such successor or permitted assignee of Spectrum’s interest shall expressly assume in writing the performance of all terms and conditions of this Agreement to be performed by Spectrum.

15.3 Force Majeure.  Neither Party shall be held liable or responsible to the other Party, nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement, when and to the extent such failure or delay is caused by or results from acts beyond the affected Party’s reasonable control, including, without limitation, fire, floods, earthquakes, embargoes, war, acts of war (whether war be declared or not), acts of terrorism, insurrections, riots, civil commotions, strikes, lockouts, acts of God, government acts, or any other cause beyond the reasonable control of the affected Party (hereinafter a “Force Majeure”).  Notwithstanding the foregoing, Altair shall not lose any rights of payment under Article 5 which have accrued prior to the Force Majeure.

15.4 Publicity and Disclosure.  Except as required by law or the rules of the principal stock exchange on which the Party’s stock is traded, no Party shall originate any public statement, news release or other public announcement (oral or written), whether in the public press, stockholders’ reports, at investors meetings or meetings with individual investors, or otherwise, relating to this Agreement or to the assignment hereunder, or to the performance hereunder or any such agreements, or use a Party’s name for any purpose, including, without limitation, in connection with the advertising or sale of Products, without the prior written approval of the other Party, such consent not to be unreasonably withheld.  The Parties each agree to respond to each such request within five (5) business days of receipt of a request (unless a shorter period of time is necessary to comply with law).  In the case of unintentional public disclosure concerning this Agreement, any Compound or Product or any other subject matter hereof, the disclosing Party shall promptly inform the other Party of such disclosure and the other Party shall be entitled to make a public announcement regarding the subject matter of the disclosure.  The other Party shall notify the disclosing Party of their intention to make such an announcement.  Following a Party’s consent to or approval of the public disclosure of any information pursuant to this Section 15.4, both Parties shall be entitled to make subsequent public announcements of such information without renewed compliance with this Section 15.4, unless the scope and/or duration of such consent or approval is expressly limited.  Upon conclusion of this Agreement, the Parties will publish a press release on their future cooperation.

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15.5 Notices.  Any communications or notices required or permitted to be given by either Party under this Agreement shall be in writing, and shall be either personally delivered or sent by internationally recognized courier (e.g., FedEx, DHL), to the addresses set forth below, or to such other addresses as designated by one Party to the other Party by notice pursuant hereto.

If to Spectrum Pharmaceuticals, Inc.:
157 Technology Drive
Irvine, California 92618
Attn: Legal Department
Telephone: 949.788.6700

and

If to Altair Nanomaterials, Inc.:
204 Edison Way
Reno, Nevada 89502
Attn: Legal Department
Telephone: 1-775-856-2500

and

If to Altair Nanotechnologies, Inc.:
204 Edison Way
Reno, Nevada 89502
Attn: Legal Department
Telephone: 1-775-856-2500

15.6 Amendment; Waiver.  No waiver of any term or condition of this Agreement shall be effective unless made in writing and executed by an authorized representative of each Party.  No failure to act by either Party shall be deemed to be a waiver of any of such Party’s rights herein.  Except as otherwise expressly provided herein, no alteration of or modification to this Agreement shall be effective unless made in writing and executed by an authorized representative of each Party.

15.7 Severability.  In the event that any provision of this Agreement, or any part hereof, is held to be void, invalid or unenforceable, then the Parties shall promptly discuss such issue and replace such void, invalid or unenforceable provision with a valid and enforceable provision that shall achieve as far as possible the intentions of the Parties.

15.8 Compliance with Applicable Laws.  Each Party, its Affiliates and its licensees shall comply in all material respects with all applicable laws, rules, regulations and governmental orders in connection with their respective activities and obligations related to this Agreement.  Without limiting the foregoing, each Party, its Affiliates and its licensees shall comply in all material respects with all applicable United States and foreign laws with respect to the transfer of items and related technical data to foreign countries, including the Export Administration Regulations and their foreign equivalents.

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15.9 Survival.  Expiration of this Agreement shall be without prejudice to any rights which shall have accrued to the benefit of either Party prior to such expiration, and shall not relieve either Party from its obligations which are expressly indicated to survive expiration of this Agreement.  The following Articles and Sections shall survive expiration of this Agreement, with such limitations as are noted: Article 1, to the extent definitions are embodied in the following listed Articles and Sections of this Agreement; Articles 11 through 15 and, to the extent rights have accrued prior to expiration, Article 5, Sections 7.2, 9.1, 9.2, 9.3 and 9.4 and any other provisions of this Agreement which, by their context, are intended to survive the expiration of this Agreement.

15.10 No Agency; No Implied Licenses.  Nothing herein shall be deemed to create an agency, joint venture, amalgamation, partnership, employment, franchise, fiduciary or similar relationship between Spectrum and Altair.  Spectrum and Altair are not Affiliates of one another.  Notwithstanding any of the provisions of this Agreement, neither Party shall at any time enter into, incur, or hold itself out to Third Parties as having authority to enter into or incur, on behalf of the other Party, any commitment, expense, or liability whatsoever.  Nothing in this Agreement shall be construed as granting either Party, by implication, estoppel or otherwise, any license or other rights which are not expressly set forth herein.

15.11 Construction.  The Parties mutually acknowledge that they and their respective attorneys have participated in the negotiation and preparation of this Agreement.  Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have drafted this Agreement or authorized the ambiguous provision.

15.12 Captions.  Titles, headings and other captions are for convenience only, and are not to be used for interpreting this Agreement.  Such titles, headings and other captions shall not be deemed to affect in any way the language of the provisions to which they refer.

15.13 Entire Agreement.  This Agreement, including all Exhibits attached hereto, which are hereby incorporated by reference, and that certain Nondisclosure/nonuse Agreement by and between Altair Nanotechnologies, Inc. and Spectrum, dated November 3, 2004 (to the extent such Nondisclosure/nonuse Agreement is not inconsistent to this Agreement) contains the entire understanding between the Parties hereto with respect to the subject matter hereof and supersedes, as of the Execution Date, all prior agreements and understandings between the Parties with respect to the subject matter hereof, including that certain Settlement Agreement.  Notwithstanding the foregoing, the terms and conditions of Sections 1, 2, 4, and 14 of the Settlement Agreement shall remain in full force and effect.

15.14 Counterparts; Facsimiles.  This Agreement may be executed by original or facsimile signature in several counterparts, all of which shall be deemed to be originals, and all of which, taken together, shall constitute one and the same Agreement.  Notwithstanding the foregoing, the Parties shall deliver original execution copies of this Agreement to one another as soon as practicable following execution thereof.

[Signature page follows]

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives, effective as of the day and year first above written.

SPECTRUM PHARMACEUTICALS, INC. /s/ Shyam Kumaria Signature By: Shyam Kumaria Title: VP, Finance
ALTAIR NANOMATERIALS, INC.

/s/ Terry M. Copeland
Signature
By:  Terry Copeland, Ph.D.
Title: President and Chief Executive Officer

ALTAIR NANOTECHNOLOGIES, INC.
(only with respect to Sections 5.1, 9.2, and 9.3)

/s/ Terry M. Copeland
 Signature
By: Terry Copeland, Ph.D.
Title: President and Chief Executive Officer

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Exhibit A

Key Employees and Hourly Rates

*************                                ****/hr plus reasonable travel expenses

*************                                ****/hr plus reasonable travel expenses

*************                                ****/hr plus reasonable travel expenses

*************                                ****/hr plus reasonable travel expenses

*************                                ****/hr plus reasonable travel expenses

*************                                ****/hr plus reasonable travel expenses

Within one month of the Execution Date, Spectrum reserves the right to replace any of the Key Employees set forth in this Exhibit A with other Altair employees.  Afterwards, such replacement shall only be made with the mutual agreement of both Altair and Spectrum

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Exhibit B

Patents and Trademarks

Trademarks

Name	Number	Application Date	Registered/Date
RENAZORB	76/538,161	08/18/2003	Yes / 02/01/2015
**********	N/A – Common Law Mark	N/A	N/A

Patents
Key  - P = pending; E = expired; C = converted; I = issued; A=Abandoned

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Title	Country	Application #	Date	Publication	Date	Status
*********** *********** *********** *********** *********** ***********	**	**************	*******	*****	***	*
*********** *********** *********** *********** *********** ***********	**	**************	*******	*****	***	*
CERAMIC STRUCTURES FOR CONTROLLED RELEASE OF BIOLOGICALLY ACTIVE SUBSTANCES	PCT	PCT/US2006/007690	3/3/2006	WO 06/096544	9/14/2006	C
*********** *********** *********** *********** *********** ***********	**	**************	*******	*****	***	*
*********** *********** *********** *********** *********** ***********	**	**************	*******	*****	***	*
*********** *********** *********** *********** *********** ***********	**	**************	*******	*****	***	*
HYPERPHOSPHATEMIA IN DOMESTIC ANIMALS: COMPOSITIONS AND METHODS OF TREATMENT	PCT	PCT/US2006/032492	8/17/2006	WO 07/022466	2/22/2007	C
*********** *********** *********** *********** *********** ***********	**	**************	*******	*****	***	*
*********** *********** *********** *********** *********** ***********	**	**************	*******	*****	***	*
*********** *********** *********** *********** *********** ***********	**	**************	*******	*****	***	*
*********** *********** *********** *********** *********** ***********	**	**************	*******	*****	***	*
**************** ************** **************	**	**********	********	************	********	*
**************** ************** **************	**	**********	********	************	********	*
**************** ************** **************	**	**********	********	************	********	*
PHOSPHATE BINDER WITH REDUCED PILL BURDEN	PCT	PCT/US2005/037015	10/13/2005	WO 06/044657	4/27/2006	C
**************** ************** **************	**	**********	********	************	********	*
**************** ************** **************	**	**********	********	************	********	*
**************** ************** **************	**	**********	********	************	********	*
**************** ************** **************	**	**********	********	************	********	*

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**************** ************** **************	**	**********	********	************	********	*
PROCESS FOR MAKING RARE EARTH METAL OXYCARBONATES	US	11/181,609	7/13/2008	US2006/0002837A1	01/05/2006	A
*********** *********** *********** *********** *********** ***********	**	**************	*******	*****	***	*
*********** *********** *********** *********** *********** ***********	**	**************	*******	*****	***	*
*********** *********** *********** *********** ***********	**	**************	*******	*****	***	*
*********** *********** *********** *********** ***********	**	**************	*******	*****	***	*
*********** *********** *********** *********** ***********	**	**************	*******	*****	***	*
RARE EARTH METAL COMPOUNDS, METHODS OF MAKING AND METHODS OF USING THE SAME	PCT	PCT/US2003/025192	8/8/2003	WO 04/016553	2/26/2004	C
*********** *********** *********** *********** ***********	**	**************	*******	*****	***	*
*********** *********** *********** *********** ***********	**	**************	*******	*****	***	*
*********** *********** *********** *********** ***********	**	**************	*******	*****	***	*
*********** *********** *********** *********** ***********	**	**************	*******	*****	***	*
*********** *********** *********** *********** ***********	**	**************	*******	*****	***	*
*********** *********** *********** *********** ***********	**	**************	*******	*****	***	*
*********** *********** *********** *********** ***********	**	**************	*******	*****	***	*
*********** *********** *********** *********** ***********	**	**************	*******	*****	***	*
*********** *********** *********** *********** ***********	**	**************	*******	*****	***
*********** *********** *********** *********** ***********	**	**************	*******	*****	***	*
*********** *********** *********** *********** ***********	**	**************	*******	*****	***	*

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*********** *********** *********** *********** ***********	**	**************	*******	*****	***	*
*********** *********** *********** *********** ***********	**	**************	*******	*****	***	*
*********** *********** *********** *********** ***********	**	**************	*******	*****	***	*
*********** *********** *********** *********** ***********	**	**************	*******	*****	***	*
*********** *********** *********** *********** ***********	**	**************	*******	*****	***	*
*********** *********** *********** *********** ***********	**	**************	*******	*****	***	*
*********** *********** *********** *********** ***********	**	**************	*******	*****	***	*
TREATMENT OF CHRONIC RENAL FAILURE AND OTHER CONDITIONS IN DOMESTIC ANIMALS: COMPOSITIONS AND METHODS	US	60/709,180 PROV	8/17/2005	N/A	N/A	E
TREATMENT OF CHRONIC RENAL FAILURE AND OTHER CONDITIONS IN DOMESTIC ANIMALS: COMPOSITIONS AND METHODS	US	60/721,774 PROV	9/29/2005	N/A	N/A	E
************** *************** ****************** **************** *****************: ***************** ***********	**	**************	*******	*****	***	*
TREATMENT OF CHRONIC RENAL FAILURE AND OTHER CONDITIONS IN DOMESTIC ANIMALS: COMPOSITIONS AND METHODS	PCT	PCT/US2006/032415	8/17/2006	WO 07/022445	2/22/2007	C
************** *************** ****************** **************** *****************: ***************** ***********	**	**************	*******	*****	***	*
************** *************** ****************** **************** *****************: ***************** ***********	**	**************	*******	*****	***	*
************** *************** ****************** **************** *****************: ***************** ***********	**	**************	*******	*****	***	*
************** *************** ****************** **************** *****************: ***************** ***********	**	**************	*******	*****	***	*

*     Issued: SG 110402; date: 2/28/07

This Exhibit B shall be deemed updated to include any patent applications filed by Altair after the Effective Date that claim the Compound(s), the Product(s), methods of making or using the Compound(s) or methods of making or using the Product(s).

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